FINANCIAL EXPENSES, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Financial expenses:
Interest, bank charges and fees	$ (2,420)	$ (1,826)	$ (2,512)
Interest income on bank deposits	508	0	0
Forgiveness Gain	4,381	2,312	0
Change in Fair value of derivative warrants liabilities	(699)	798	2,313
Exchange differences, net	290	(264)	(464)
Total financial income(expenses), net	$ 2,060	$ 1,020	$ (663)